SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                   _____________________________________

                                FORM 8 - K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                      Date of Report:  August 3, 1995

                   ____________________________________

                                 IBP, inc.

     A Delaware              Commission File     IRS Employer Identification
     Corporation              Number 1-6085            No. 42-0838666


                                IBP Avenue
                            Post Office Box 515
                       Dakota City, Nebraska  68731

                     Telephone Number:  (402) 494-2061





ITEM 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------
     a(1) Dismissal of Independent Accountant.

     (i) The Registrant, IBP, inc., has dismissed the firm of Price Waterhouse LLP ("PW"), the independent accountant who was previously engaged as the principal accountant to audit the consolidated financial statements of the Registrant, effective August 3, 1995.

    (ii) PW's report on the Registrant's financial statements for each of the last two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

   (iii) The decision to dismiss PW was recommended by management and the Registrant's Audit Committee and was approved by the Board of Directors.

    (iv) During the Registrant's two most recent fiscal years and the subsequent interim period preceding the dismissal, there were no disagreements with PW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PW, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

     (v) PW did not advise the Registrant during the Registrant's two most recent fiscal years or during the subsequent interim period preceding PW's dismissal:

          (A) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

          (B) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

          (C) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or any subsequent interim period that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the data of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; or

          (D) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

     (a)(2)    Engagement of New Independent Accountant.

     1. The Registrant has engaged Coopers & Lybrand L.L.P. ("C&L"), independent accountant, as the principal accountant to audit the consolidated financial statements of the Registrant, effective August 3, 1995.

     2. During the two most recent fiscal years or during the interim period prior to engaging C&L, neither the Registrant nor anyone on its behalf consulted C&L regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that C&L concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or an event described in Paragraph
          (1)(a)(v)(A)- (D), above.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------
     (c)  Exhibits.

          1. Letter from Price Waterhouse LLP pursuant to Item 304 (a) (3) of Regulation S-K.


August 3, 1995


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.


Ladies and Gentlemen:

                              IBP, inc.
                              ---------

We have read Item 4 of IBP, inc.'s Form 8-K dated August 3, 1995 and are in agreement with the statements contained in paragraph 4(a) therein.


Yours very truly,

/s/ Price Waterhouse LLP
------------------------
    Price Waterhouse LLP






                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                IBP, inc.


Date:  August 7, 1995           By:  /s/ Lonnie O. Grigsby
      ------------------            -----------------------------
                                     Lonnie O. Grigsby
                                     Executive Vice President
                                     Finance and Administration